Exhibit 99.1

Malibu Boats Completes Acquisition of Pursuit Boats
Strategic transaction expands Malibu’s premium brand offering into the fast-growing saltwater outboard fishing market

LOUDON, Tenn., October 15th, 2018 (GLOBE NEWSWIRE) -- Malibu Boats, Inc. (Nasdaq: MBUU) (“Malibu"), a leading global manufacturer of recreational fiberglass boats, announced today that it has closed the acquisition of Pursuit Boats (“Pursuit”). Total consideration for the transaction is $100 million, which was paid with $50 million of cash on hand and $50 million of borrowings under an incremental revolving credit facility that was added to Malibu’s existing credit facility.

“As a leader in the saltwater outboard fishing segment, Pursuit is an incredible addition to the Malibu family. Over the past 41 years, Pursuit Boats has established a premium brand through its incredible dealer network and longstanding commitment to customers. With Pursuit, we have an opportunity to broaden our outboard offering, while leveraging the manufacturing and design expertise of the respective teams to continue to deliver the premium products customers expect,” commented Jack Springer, Chief Executive Officer of Malibu Boats.

Pursuit is a leader in the saltwater outboard fishing boat market through its offering of 15 models of offshore, dual console and center console boats. The saltwater outboard fishing market is one of the largest and fastest growing segments in the marine industry.

About Malibu Boats

Based in Loudon, Tennessee, Malibu Boats, Inc. is a leading designer, manufacturer and marketer of a diverse range of recreational powerboats, including performance sport boats, sterndrive and outboard boats. Malibu Boats has the #1 market share position in the United States in the performance sport boat category through its Malibu and Axis Wake Research brands. Also, Malibu Boats has the #1 market share position in the United States in the 24’ - 29’ segment of the sterndrive category through its Cobalt brand. Since inception in 1982, Malibu Boats has been a consistent innovator in the powerboat industry, designing products that appeal to an expanding range of recreational boaters and water sports enthusiasts whose passion for boating and water sports is a key aspect of their lifestyle.

Forward-Looking Statements

This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes the statements in this press release regarding the expected opportunities to broaden our outboard offering and our expected ability to leverage the manufacturing and design expertise of Pursuit and the existing Malibu brands to deliver premium products our customers expect.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: our ability to efficiently integrate the operations and business of Pursuit; our ability to grow our business through acquisitions or strategic alliances and new partnerships; general industry, economic and business conditions; demand for our products; changes in consumer preferences; competition within our industry; our reliance on our network of independent dealers; our ability to manage our manufacturing levels and our large fixed cost base; the successful introduction of our new products; the success of our engines integration strategy; and other factors affecting us detailed from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside our control, and there may be other risks and uncertainties which we do not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although we believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, we can give no assurance that our expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise.

Investor Contacts

Wayne Wilson, Chief Financial Officer
(865) 458-5478

Zac Lemons, Investor Relations
(865) 657-3671
InvestorRelations@MalibuBoats.com